SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2004

ARIZONA PUBLIC SERVICE COMPANY

(Exact name of registrant as specified in its charter)

Arizona	1-4473	86-0011170

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 North Fifth Street, P.O. Box 53999, Phoenix, Arizona	85004

(Address of principal executive offices)	(Zip Code)

(602) 250-1000

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

     Arizona Public Service Company (the “Company”) hereby incorporates the following exhibits pursuant to Exchange Act Rule 12b-32 and Regulation §229.10(d) by reference to the filings set forth below:

		Originally Filed		Date
Exhibit No.	Description	as Exhibit:	File No.[a]	Effective
99.1	Pinnacle West Capital Corporation (“Pinnacle West”) quarterly consolidated statistical summary for the periods ended June 30, 2004 and 2003.	99.2 to Pinnacle West June 30, 2004 Form 8-K Report	1-8962	7-29-04
99.2	Pinnacle West consolidated statistics by quarter for 2004.	99.3 to Pinnacle West June 30, 2004 Form 8-K Report	1-8962	7-29-04
99.3	Pinnacle West Capital Corporation earnings variance explanations for periods ended June 30, 2004 and 2003 and condensed consolidated statements of income for the three months and six months ended June 30, 2004 and 2003.	99.7 to Pinnacle West June 30, 2004 Form 8-K Report	1-8962	7-29-04
99.4	Earnings News Release issued on July 29, 2004.	99.9 to Pinnacle West June 30, 2004 Form 8-K Report	1-8962	7-29-04
99.5	Glossary of Terms	99.8 to Pinnacle West June 30, 2004 Form 8-K Report	1-8962	7-29-04

[a]	Reports filed under File No. 1-8962 were filed in the office of the Securities and Exchange Commission located in Washington, D.C.

Item 9. Regulation FD Disclosure

     Pinnacle West is providing quarterly consolidated statistical summaries, earnings variance explanations, and a glossary of relevant terms (collectively, “Information”) to help interested parties better understand its business. This Information is concurrently being posted to Pinnacle West’s website at www.pinnaclewest.com. The Information may not represent all of the factors that could affect Pinnacle West’s operating or financial results for various periods. Some of the Information is preliminary in nature and could be subject to significant adjustment. Some of the Information is based on information received from third parties and may contain inaccuracies. Pinnacle West is not responsible for any such inaccuracies. Although Pinnacle West may update or correct the Information if it is aware that such Information has been revised or is inaccurate, Pinnacle West assumes no obligation to update or correct the Information and reserves the right to discontinue the provision of all or any portion of the Information at any time or to change the type of Information provided.

Item 12. Results of Operations and Financial Condition

     Certain of the Information relates to the Company’s results of operations for its fiscal quarter ended June 30, 2004. This Information is incorporated into this Report on Form 8-K from a Pinnacle West filing (see Exhibits 99.2, 99.3, and 99.7).

     On July 29, 2004, Pinnacle West issued a press release regarding its financial results for its fiscal quarter ended June 30, 2004. A copy of the press release is being incorporated by reference into this Report on Form 8-K from a Pinnacle West filing (see Exhibit 99.9).

     The information in Exhibits 99.2, 99.3, 99.7 and 99.9 of this report relating to Pinnacle West’s financial results for its fiscal quarter ended June 30, 2004 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

     Exhibit 99.9 to this report contains certain “non-GAAP financial measures,” as defined in Item 10(e) of Regulation S-K of the Exchange Act. The non-GAAP financial measures, which we describe as “on-going earnings” and “on-going earnings per share,” exclude the after-tax gain on the sale of Pinnacle West’s interest in the Phoenix Suns from consolidated net income. Exhibit 99.9 reconciles each of these non-GAAP financial measures to the most directly comparable financial measure calculated and presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We believe on-going earnings provide investors with a useful indicator of our results that is comparable among periods because it excludes the effects of unusual items that may occur on an irregular basis. Investors should note that these non-GAAP financial measures involve judgments by management, including whether an item is classified as an unusual item. We use on-going earnings, or similar concepts, to measure our performance internally in reports for management.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIZONA PUBLIC SERVICE COMPANY (Registrant)
Dated: July 29, 2004	By:	/s/ Barbara M. Gomez
Barbara M. Gomez
Vice President and Treasurer

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